ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of February 7, 2006, by and between DIGICORP, a Utah corporation ("Buyer"), and MATTHEW B. STUART IV a/k/a AMENO, individually ("Seller").

                              W I T N E S S E T H:

      WHEREAS, Seller owns and operates the website PerreoRadio.com ("PerreoRadio") and associated assets as hereinafter described; and

      WHEREAS, Buyer desires to purchase and Seller desires to sell to Buyer PerreoRadio and its associated assets all on the terms set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

      1. Purchase and Sale of Assets.

      1.1 Sale of Assets. Seller agrees to sell, assign, transfer and deliver to Buyer, and Buyer agrees to purchase from Seller, free and clear of any liens or encumbrances of any kind, all of Seller's right, title and interest in and to all the following assets (collectively, the "Assets"):

            (a) Domain Names. The Internet domain names as described in Exhibit A, including all registrations thereof, including, without limitation, any applicable registrars, registrations thereof, and all rights to listings or keyword associations in any Internet search engines or directories associated with the domain names (collectively, the "Domain Names").

            (b) Web Site and Web Site Materials. The web pages created or acquired by Seller with respect to PerreoRadio business and associated with, or located at or under, the Domain Names (collectively, the "Web Sites"), including all Web Site Materials. The "Web Site Materials" include, without limitation:
(i) web pages, support files and related information and data associated with the Web Sites; (ii) any and all text, graphics, HTML or similar code, applets, scripts, programs, databases, source code, object code, templates, forms, image maps, documentation, audio files, video files, log files or customer data; (iii) all content that has appeared in any past or present editions of the Web Sites, whether archived on the Web Sites or otherwise; (iv) all e-mail databases; and
(v) the operation, concepts, look and feel of the Web Sites and Web Site Materials and business ideas associated with the PerreoRadio business.

            (c) Intellectual Property. All of Seller's Intellectual Property relating to the Domain Names, Web Sites and Web Site Materials. For purposes hereof, the term "Intellectual Property" includes: (i) all drawings, marketing plans, potential business concepts or similar documents related to the Domain Names, Web Sites and Web Site Materials; (ii) all patents, patent applications, patent rights, and inventions and discoveries and invention disclosures related to the Domain Names, Web Sites and Web Site Materials (whether or not patented);
(iii) Seller's rights to the name "PerreoRadio" and all trade names, trade dress, logos, packaging design, slogans, any and all Internet domain names used specifically in connection with the Web Sites and Web Site Materials, registered and unregistered trademarks and service marks and applications related to the Web Sites and Web Site Materials; (iv) all copyrights in both published and unpublished works related to the Web Sites and Web Site Materials, including, without limitation, all compilations, databases and computer programs, and all copyright registrations and applications, and all derivatives, translations, adaptations and combinations of the above; (v) all know-how, trade secrets, confidential or proprietary information, customer lists, IP addresses, research in progress, algorithms, data, designs, processes, formulae, drawings, schematics, blueprints, flow charts, models, prototypes, techniques, Beta testing procedures and Beta testing results related to the Web Sites and Web Site Materials; and (vi) all goodwill, franchises, licenses, permits, consents, approvals, technical information, telephone numbers, ASN numbers, and claims of infringement against third parties related to the websites, as well as any ideas related to the Web Sites and Web Site Materials.

            (d) Goodwill. All of the goodwill of Seller in, and the going concern value of, the Websites and Web Site Materials, and all of the ideas and Intellectual Property, proprietary information, marketing materials and trade secrets related to the Websites.

            (e) Records. All of Seller's files and records, and other files and records relating to the Websites and Web Site Materials and all files and records relating to all Intellectual Property and all ideas of Seller in connection with the Websites and Web Site Materials.

      1.2 Excluded Liabilities. It is expressly understood that Buyer shall not assume, pay or be liable for any liability or obligation of Seller of any kind or nature at any time existing or asserted, whether known, unknown, fixed, contingent or otherwise, not specifically assumed herein by Buyer, including, without limitation, any liability or obligation relating to, resulting from or arising out of any fact existing or event occurring prior to, or relating to the Assets prior to, the Closing Date (collectively, the "Liabilities"), and Seller shall indemnify, defend and hold harmless Buyer against the Liabilities. Without limiting the generality of the foregoing, Buyer shall not assume the following with respect to Seller and the Assets (all of which are deemed to be included within the "Liabilities"):

            (a) any liability or obligation of Seller arising out of or in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby, whether or not such transactions are consummated including, but not limited to, any tax liability so arising;

            (b) any liability or obligation under contracts or other agreements, whether written or oral, to which Seller is a party or by or to which it or its assets, properties or rights are bound or subject including, without limitation, any licenses;

            (c) any liability or obligation of the Seller, or any consolidated group of which Seller is a member, for any foreign, federal, state, county or local income, franchise, employee withholding, FICA, employment, payroll related, excise, sales, use, gross receipts, property or any other tax of any sort relating to the Assets;


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

            (d) any liability or obligation of Seller for money borrowed;

            (e) any liability or obligation for personal injury, property damage or otherwise because of any matter or thing whatsoever including, but not limited to, alleged negligence or breach of warranty or under any other theory of product liability;

            (f) any liability or obligation to pay damages by reason of any breach of any obligations or any other acts or omissions of Seller;

            (g) any liability or obligation of Seller relating to claims, lawsuits, arbitrations or other proceedings;

            (h) any liability or obligation of Seller relating to any collective bargaining agreements, any trust agreements (including but not limited to health and welfare trusts, pension trusts and legal services trusts) or any employee benefit programs (including but not limited to wages, vacation entitlement, severance, holiday pay entitlement, payroll taxes, unemployment compensation contributions, insurance premiums and workers compensation, employee agreements, pension or profit sharing fund withdrawal liability).

      1.3 Purchase Price; Payment. In consideration of the sale by Seller to Buyer of the Assets, and subject to satisfaction of the conditions contained herein, Buyer shall issue to Seller and his nominees (the "Nominees") One Hundred Thousand (100,000) shares (the "Shares") of Buyer's common stock at $.001 par value per share (the "Purchase Price") in accordance with Schedule 1.3 hereto. From the Purchase Price, all of the Shares shall be subject to lockup agreements, in the form attached hereto as Exhibit B, as follows: (a) 25,000 Shares shall be subject to a lockup agreement for a period of one (1) year; (b) 25,000 Shares shall be subject to a lockup agreement for a period of two (2) years; and (c) 50,000 Shares shall be subject to a lockup agreement for a period of three (3) years.

      1.4 Closing Date. Subject to satisfaction of the conditions contained herein, the closing of the sale and purchase of the Assets provided for in
Section 1.1 hereof (the "Closing") shall take place at the offices of Danzig Kaye Cooper Fiore & Kay, LLP located at 30A Vreeland Road, Suite 230, Florham Park, New Jersey 07932 (or at such other place as the parties may designate) no later than March 20, 2006, unless extended by mutual consent of such parties, or on such other date as Seller and Buyer may agree. The date on which the Closing shall be held is referred to in this Agreement as the "Closing Date."

      1.5 Further Assurances. Seller shall, from time to time after the consummation of the transactions contemplated herein, at the request of Buyer and without further consideration, execute and deliver further instruments of transfer and assignment and take such other action as Buyer may reasonably require to more effectively transfer and assign to, and vest in, Buyer the Assets free and clear of all Liens (defined below).

      1.6 Sales and Transfer Taxes. All sales, transfer, use, recordation, documentary, stamp, excise taxes, personal property taxes, fees and duties under applicable law incurred in connection with this Agreement or the transactions contemplated hereby will be borne and paid by Buyer.


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

      1.7 Transfer of Subject Assets. Seller shall deliver or cause to be delivered to Buyer a Bill of Sale and such other good and sufficient instruments of transfer required in transferring to Buyer title to all of the Assets, including any required consents. Such instruments of transfer (a) shall contain appropriate warranties and covenants that are usual and customary for transferring the type of property involved under the laws of the jurisdictions applicable to such transfers, (b) shall be in form and substance reasonably satisfactory to Buyer and its counsel, (c) shall effectively vest in Buyer good and marketable title to all of the Assets free and clear of all Liens, and (d) where applicable, shall be accompanied by evidence of the discharge of all Liens against the Assets.

      2. Representations and Warranties Of Seller. In order to induce Buyer to enter into this Agreement, Seller hereby represents and warrants to Buyer as follows:

      2.1 Authorization of Agreement. Seller has all requisite power, authority and legal capacity to execute and deliver this Agreement, and each other agreement, document, or instrument or certificate contemplated by this Agreement or to be executed by the Seller in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the "Seller Documents"), and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by Seller and (assuming the due authorization, execution and delivery by Buyer hereto and thereto) this Agreement constitutes, and each of the Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

      2.2 No Conflicts. The execution, delivery and performance by Seller of this Agreement and each other Seller Document does not and will not (a) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement or instrument to which Seller is a party or by which Seller or the Assets is bound, (b) violate any judgment, decree, order, statute, rule or regulation applicable to Seller or the Assets, or (c) require Seller to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

      2.3 Title. Seller has good and marketable title to all of the Assets free and clear of all mortgages, pledges, security interests, charges, liens, restrictions and encumbrances of any kind (collectively, "Liens") whatsoever. Upon the sale, assignment, transfer and delivery of the Assets to Buyer hereunder and under the Seller Documents, there will be vested in Buyer good, marketable and indefeasible title to the Assets, free and clear of all Liens. The Assets include all of the assets and properties (a) held for use by Seller in connection with the Assets and (b) necessary for Buyer to use the Assets in the same manner as such Assets are currently used by Seller. All of the tangible Assets are in good repair, have been well maintained and are in good operating condition, do not require any material modifications or repairs, and comply in all material respects with applicable laws, ordinances and regulations, ordinary wear and tear excepted.


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

      2.4 No Litigation. Seller is not now involved in nor, to the knowledge of Seller, is Seller threatened to be involved in any litigation or legal or other proceedings related to or affecting the Assets or which would prevent or hinder the consummation of the transactions contemplated by this Agreement. Nor is Seller in default with respect to or subject to any Court Order, and there are no unsatisfied judgments against Seller or the Assets.

      2.5 Brokers. Seller has not retained any broker or finder or other person who would have a ny valid claim against any of the parties to this Agreement for a commission or brokerage fee in connection with this Agreement or the transactions contemplated hereby.

      2.6 Intellectual Property. Seller has exclusive ownership of, and has good, valid and marketable title to, all of the Intellectual Property, free and clear of any Liens, and has the right to use all of the Intellectual Property without payment to any third party.

      2.7 Contracts. Seller has provided to Buyer a true, correct and complete copy of all contracts, licenses, agreements, arrangements and/or commitments for which Seller is bound pertaining to the Assets (the "Contracts"). Each of the Contracts is valid and enforceable in accordance with its terms, is in full force and effect, and neither Seller nor, to Seller's knowledge after due inquiry, any other party is in default of any of its obligations under the Contracts and no event has occurred which, with the giving of notice, lapse of time or both, could constitute such a default by Seller or, to Seller's knowledge after due inquiry, any other party under the Contracts; Seller has not assigned any of its rights under the Contracts; no representation or covenant has been made by Seller to the other parties to the Contracts except as incorporated in the written Contracts; all representations made by Seller in the Contracts or any documents relating thereto were true and correct when made; no consents are required to be obtained or given by Seller under the terms of the Contracts in connection with this transaction; and neither Seller's interest in the Contracts are subject to any liens, security interests or adverse claims. Each party to the Contracts is performing its obligations thereunder. Seller is not in default under any of the Contracts and Seller has not received or sent any written notice under any of the Contracts that any party is in default of the terms of any of such Contracts.

      2.8 Investor Status. Seller represents that each of the Seller and the Nominees (i) is able to bear the economic risks of his or her investment in the shares of Buyer's common stock included in the Purchase Price and to afford the complete loss of the investment; and (ii) has a pre-existing personal or business relationship with either the Buyer or any affiliate thereof of such duration and nature as would enable a reasonably prudent investor to be aware of the character, business acumen and general business and financial circumstances of the Buyer or such affiliate, or by reason of his or her business or financial experience or the business or financial experience of his or her professional advisors who are unaffiliated with and who are not compensated by the Buyer or any affiliate or selling agent of the Buyer, directly or indirectly, could be reasonably assumed to have the capacity to protect his or her own interests in connection with the investment, and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of the investment. Seller understands that the Purchase Price is being offered to him in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that Buyer is relying upon the truth and accuracy of, and Seller's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Seller set forth herein in order to determine the availability of such exemptions and the eligibility of Seller to receive the Purchase Price.


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

      2.9 Investment Experience; Suitability. Seller is familiar with the type of risks inherent in the acquisition of securities such as the shares of common stock of Buyer and each of Seller's and the Nominee's financial position is such that each can afford to retain the Purchase Price for an indefinite period of time without realizing any direct or indirect cash return on his or her investment.

      2.10 Investment Purpose. Seller represents that the shares of Buyer's common stock included in the Purchase Price are being issued to each of the Seller and the Nominees for his or her own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Seller agrees that he will not sell or otherwise transfer the shares of Buyer's common stock included in the Purchase Price being issued to him unless such shares are registered under the Securities Act or unless an exemption from such registration is available.

      2.11 Information. Seller and his advisors, if any, have been furnished with all materials relating to the business, finances and operations of Buyer and materials relating to the offer and sale of the shares of Buyer's common stock included in the Purchase Price which have been requested by Seller or his advisors. Seller and his advisors, if any, have been afforded the opportunity to ask questions of the Buyer. Notwithstanding the foregoing, Buyer has not disclosed to Seller any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to Seller. Neither such inquiries nor any other due diligence investigation conducted by Seller or any of his advisors or representatives shall modify, amend or affect Seller's right to rely on Buyer's representations and warranties contained in Section 3 below. Seller understands that his investment in the shares of Buyer's common stock included in the Purchase Price involves a significant degree of risk. Seller represents that the issuance of the shares of Buyer's common stock included in the Purchase Price is not being accomplished by the publication of any advertisement.

      2.12 Disclosure. The representations, warranties and statements contained in this Agreement and in the certificates, exhibits and schedules delivered by Seller to Buyer pursuant to this Agreement do not contain any untrue statement of a material fact, and, when taken together, do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made. There are no facts known to Seller which presently or may in the future have a material adverse effect (financial or otherwise) on the Assets which have not been specifically disclosed herein or in a schedule furnished herewith, other than general economic conditions affecting the Assets generally.


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

      3. Representations and Warranties Of Buyer. As a material inducement to Seller's entering into this Agreement, Buyer hereby represents and warrants to Seller as follows:

      3.1 Organization. Buyer is duly organized, validly existing and in good standing under the laws of the State of Utah, with full corporate power and authority to own or lease its properties and to conduct its business in the manner and in the places where such properties are owned or leased or such business is currently conducted or proposed to be conducted. Buyer is not in violation of any term of its articles of incorporation, or bylaws.

      3.2 Authorization of Agreement. Buyer has full corporate power and authority to execute and deliver this Agreement, and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by Buyer in connection with the consummation of the transactions contemplated by this Agreement (together with this Agreement, the "Buyer Documents"), and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each of the Buyer Documents will be at or prior to the Closing, duly and validly executed and delivered by Buyer and (assuming the due authorization, execution and delivery by Seller hereto and thereto) this Agreement constitutes, and each of the Buyer Documents when so executed and delivered will constitute, legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

      3.3 No Conflicts. The execution, delivery and performance by Buyer of this Agreement and each Buyer Document does not and will not (a) constitute a violation of, or conflict with or result in any breach of, acceleration of any obligation under, right of termination under, or default under, any agreement or instrument to which Buyer is a party or by which it is bound, (b) violate any judgment, decree, order, statute, rule or regulation applicable to Buyer, or (c) require Buyer to obtain any approval, consent or waiver of, or to make any filing with, any person or entity (governmental or otherwise) that has not been obtained or made.

      3.4 Brokers. Buyer has not retained any broker or finder or other person who would have any valid claim against any of the parties to this Agreement for a commission or brokerage fee in connection with this Agreement or the transactions contemplated hereby.

      3.5 Disclosure. The representations, warranties and statements contained in this Agreement and in the certificates, exhibits and schedules delivered by Buyer to Seller pursuant to this Agreement do not contain any untrue statement of a material fact, and, when taken together, do not omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or statements not misleading in light of the circumstances under which they were made.

      4. Conditions Precedent to Buyer's Performance. Buyer's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Section 4. Buyer may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any other condition of or any of Buyer's other rights or remedies, at law or in equity, if Seller shall be in default of any of its representations, warranties or covenants under this Agreement.


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

      4.1 Accuracy of Representation. Except as otherwise permitted by this Agreement, all representations and warranties by Seller in this Agreement, or in any written statement that shall be delivered to Buyer by Seller under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

      4.2 Performance. Seller shall have performed, satisfied, or complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by either of them, on or before the Closing Date.

      4.3 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against any of the parties hereto on or before the Closing Date.

      4.4 Stuart Employment Agreement. Seller will have entered into a three (3) year employment agreement with Buyer providing for full-time employment at a salary of $60,000 per year, together with other terms in accordance with Buyer's standard employment policies, and a non-compete and confidentiality clause (the "Stuart Employment Agreement").

      4.5 Guardado Employment Agreement. Edwin Guardado ("Guardado") will have entered into a three (3) year employment agreement with Buyer providing for full-time employment at a salary of $40,000 per year, together with other terms in accordance with Buyer's standard employment policies, and a non-compete and confidentiality clause (the "Guardado Employment Agreement").

      4.6 Investment and Lockup Agreements. Each of the Nominees shall have completed and delivered Investment Agreements in such form satisfactory to the Buyer and the Seller and each of the Nominees shall have delivered the lockup agreements as provided for in Section 1.3.

      4.7 Due Diligence. Buyer shall have completed usual, customary and reasonable due diligence of Seller and the Assets to its reasonable satisfaction.

      4.8 Certificate. Seller shall have delivered to the Buyer a certificate dated the Closing Date, and signed by Seller certifying that each of the conditions specified in Sections 4.1 through 4.6 hereof have been fulfilled.

      5. Conditions Precedent to Seller's Performance. Seller's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Section 5. Seller may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Seller of any other condition of or any of Seller's other rights or remedies, at law or in equity, if Buyer shall be in default of any of their representations, warranties or covenants under this Agreement.


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

      5.1 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Buyer in this Agreement or in any written statement that shall be delivered to Seller by Buyer under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

      5.2 Performance. Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

      5.3 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against any of the parties hereto on or before the Closing Date.

      5.4 Stuart Employment Agreement. Buyer and Seller will have entered into the Stuart Employment Agreement.

      5.5 Incentive Options. Seller will have been granted 400,000 options (the "Options") to acquire 400,000 shares of Buyer's common stock with an exercise price set at the closing price on the date of grant, which will vest as follows:
(i) the first 50,000 Options shall vest upon the latter of PerreoRadio achieving an aggregate of 10,000 valid Registered Users ("Users") or six (6) months from the date of grant; (ii) the next 50,000 Options shall vest upon the latter of PerreoRadio achieving an aggregate of 20,000 Users or 12 months from the date of grant; (iii) the next 100,000 Options shall vest upon the latter of PerreoRadio achieving an aggregate of 80,000 Users or 18 months from the date of grant; (iv) the next 100,000 Options shall vest upon the latter of PerreoRadio achieving an aggregate of 200,000 Users or 24 months from the date of grant; and (v) the next 100,000 Options shall vest upon the latter of PerreoRadio achieving an aggregate of 300,000 Users or 30 months from the date of grant. The award agreement shall provide that Seller must be an employee of Buyer for any Options to vest.

      5.6 Officer's Certificate. Buyer shall have delivered to Seller a certificate, dated the Closing Date, and signed by an authorized officer of Buyer, certifying that each of the conditions specified in Sections 5.1 through
5.5 have been fulfilled.

      6. Documents to be Delivered by Seller at Closing. In addition to the other documents required elsewhere hereunder, Seller shall execute and deliver to Buyer in connection with the Closing, in form and substance reasonably satisfactory to Buyer and Buyer's counsel, the following:

      6.1 a bill of sale conveying, transferring and selling to Buyer all right, title and interest of Seller in and to all of the Assets;

      6.2 endorsements and assignments of contracts, licenses, permits, plans, sales orders, commitments and other binding agreements used or useful in connection with the Assets transferred to Buyer hereunder;


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

      6.3 all originals, or if the original is unavailable, copies of (i) records and other documents pertaining to the Assets as may be in Seller's possession, together with an assignment thereof in form acceptable to Buyer;

      6.4 all books and records relating to the Assets as are in Seller's possession;

      6.5 such other documents as may be reasonably required to effectuate the transaction contemplated by this Agreement.

      7. Documents to be Delivered by Buyer at Closing. In addition to the other documents required elsewhere hereunder, Buyer shall execute and deliver to Seller in connection with the Closing, in form and substance reasonably satisfactory to Seller and Seller's counsel, the following:

      7.1 stock certificates of the Buyer representing in the aggregate 100,000 shares of Common Stock of Buyer which Seller is entitled hereunder;

      7.2 such other documents as may be reasonably required to effectuate the transaction contemplated by the Agreement.

      8. Indemnification. Seller and Buyer (respectively an "Indemnifying Party") each hereby agrees to indemnify and hold harmless the other party, its affiliates and the other party's and its affiliates' respective directors, officers, partners, members, managers, employees, agents, heirs, executors, administrators, successors and assigns (each an "Indemnified Party", as applicable), against and in respect of all losses, liabilities, obligations, damages, deficiencies, actions, suits, proceedings, demands, assessments, orders, judgments, costs and expenses (including the reasonable fees, disbursements and expenses of attorneys and consultants) of any kind or nature whatsoever, but net of the proceeds from any insurance policies or other third party reimbursement for such loss, to the extent sustained, suffered or incurred by or made against any Indemnified Party, to the extent based upon, arising out of or in connection with: (a) any breach of any representation or warranty made by the Indemnifying Party in this Agreement or in any schedule, exhibit, certificate, agreement or other instrument delivered pursuant to this Agreement;
(b) any breach of any covenant or agreement made by the Indemnifying Party in this Agreement or in any schedule, exhibit, certificate, agreement or other instrument delivered pursuant to this Agreement; (c) in the case where Seller is the Indemnifying Party, any claim made by any person or entity which relates to the Assets which arises in connection with or on the basis of events, acts, omissions, conditions or any other state of facts occurring on or existing before the Closing Date; and (d) in the case where Buyer is the Indemnifying Party, any claim made by any person or entity which relates to the Assets which arises solely in connection with or on the basis of events, acts, omissions, conditions or any other state of facts occurring on or existing after the date hereof.


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

      9. Miscellaneous.

      9.1 Assignability; Binding Effect. This Agreement shall not be assignable by Seller except with the written consent of Buyer. This Agreement shall be binding upon and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      9.2 Headings. The subject headings used in this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

      9.3 Post-Closing Covenants; Survival. All representations, warranties, covenants, agreements and indemnities contained in this Agreement, or in any schedule, exhibit, certificate, agreement, document or statement delivered pursuant hereto, are material, shall be deemed to have been relied upon by the parties, and shall survive the consummation of the transactions contemplated herein for a period of two (2) years regardless of any investigation conducted by or knowledge of any party hereto.

      9.4 Access to Books and Records. During the course of this transaction through Closing, Seller agrees to make available for inspection all books, records and assets, and otherwise afford to Buyer and its representatives, reasonable access to all documentation and other information concerning the Assets for the purpose of conducting a due diligence investigation thereof. Such due diligence investigation shall be for the purpose of satisfying Buyer as to the business, financial and legal condition of the Assets for the purpose of determining the desirability of consummating the proposed transaction. Buyer agrees to keep confidential and not use for its own benefit, except in accordance with this Agreement, any information or documentation obtained in connection with any such investigation.

      9.5 Budget. For a period of three (3) years from the Closing Date, there will be a minimum budget of $200,000 per annum made available to the business operations of Buyer pertaining to the Assets being acquired hereunder, subject to the Buyer's other reasonable cash needs.

      9.6 Amendments; Waivers. This Agreement may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by Buyer and Seller or, in the case of a waiver, the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

      9.7 Bulk Sales Law. Buyer hereby waives compliance by Seller of any applicable bulk sales law and Seller agrees to make full and timely payment when due of all amounts owed by such Seller to its creditors. Seller agrees to indemnify and hold Buyer harmless from, and reimburse Buyer for any loss, cost, expense, and liability or damage (including reasonable counsel fees and disbursements and expenses) that Buyer may suffer or incur by virtue of the non-compliance by Seller with such laws.

      9.8 Notices. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

                           If to Buyer:

                           Digicorp
                           4143 Glencoe Avenue
                           Marina Del Rey, CA 90292
                           Attn: Jay Rifkin
                           Facsimile: (866) 897-6525

                           With a copy to:

                           Danzig Kaye Cooper Fiore & Kay, LLP
                           30A Vreeland Road, Suite 230
                           Florham Park, New Jersey 07932
                           Attn:  David M. Kaye, Esq.
                           Facsimile: (973) 443-0609

                           If to Seller:

                           Matthew Stuart
                           3895 Kenwood Avenue
                           San Bernardino, California 92404
                           Facsimile: (___) ___-____

      9.9 Entire Agreement. This Agreement, together with the exhibits hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and cancels any and all prior or contemporaneous arrangements, understandings and agreements between them relating to the subject matter hereof.

      9.10 Termination of Agreement. This Agreement may be terminated prior to the Closing as follows:

            (a) At the election of Seller or Buyer, on or after March 20, 2006, if the Closing shall not have occurred by the close of business on such date, provided that the terminating party is not in default of any of its obligations hereunder;

            (b) by mutual consent of Seller and Buyer; or

            (c) by Seller or Buyer if there shall be in effect a final nonappealable order of a governmental body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; it being agreed that the parties hereto shall promptly appeal any adverse determination which is not nonappealable (and pursue such appeal with reasonable diligence).

If this Agreement is terminated as provided herein each party shall deliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same. In the event this Agreement is validly terminated as provided herein, then each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to Seller or Buyer; provided, however, that nothing in this Section 9.10 shall relieve Seller or Buyer of any liability for a breach of this Agreement.

      9.11 Severability. In the event that any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, then the remaining provisions of this Agreement (and the remaining portion of any provision held to be void or unenforceable in part only) shall continue in full force and effect.

      9.12 Governing Law. This Agreement and the transactions contemplated hereby shall be governed and construed by and enforced in accordance with the laws of the State of California without regard to conflict of laws principles.

      9.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute the same instrument.

      9.14 Expenses. Each party shall pay its own expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants for all activities of such counsel and accountants undertaken pursuant to this Agreement, whether or not the transactions contemplated hereby are consummated.

      9.15 Remedies. It is specifically understood and agreed that certain breaches of this Agreement will result in irreparable injury to the parties hereto, that the remedies available to the parties at law alone will be an inadequate remedy for such breach, and that, in addition to any other legal or equitable remedies that the parties may have, a party may enforce its rights by an action for specific performance and the parties expressly waive the defense that a remedy in damages will be adequate.

      9.16 Dispute Resolution. Except as provided below, the parties agree to submit disputes between them relating to this Agreement and its formation, breach, performance, interpretation and application to arbitration as follows:
Each party will provide written notice to the other party of any dispute within one year of the date when the dispute first arises or occurs. If a party fails to provide such notice, recovery on the dispute will be barred. Arbitration will be conducted in Los Angeles County, California pursuant to the Rules of the American Arbitration Association ("AAA"), as modified herein. The arbitration shall be conducted by one (1) arbitrator chosen in accordance with the rules of the AAA. Unless the arbitrator finds that exceptional circumstances require otherwise, the arbitrator will grant the prevailing party in arbitration its costs of arbitration and reasonable attorneys' fees as part of the arbitration award. Neither party will be required to arbitrate any dispute relating to actual or threatened violation of Intellectual Property rights. Either party will be entitled to receive in any court of competent jurisdiction injunctive, preliminary or other equitable relief, in addition to damages, including court costs and fees of attorneys and other professionals, to remedy any actual or threatened violation of its rights with respect to which arbitration is not required hereunder.

      9.17 Third Party Rights. Except as regards to the indemnification rights and obligations herein, this Agreement is for the benefit of the parties hereto and is not entered into for the benefit of, and shall not be construed to confer any benefit upon, any other party or entity.

      9.18 Representation by Counsel. Each of the parties hereto represents, warrants and covenants that it has had ample opportunity to consider entering into this Agreement and has had an opportunity to consult with counsel regarding this Agreement prior to executing the same. The parties further agree that any rule that provides that an ambiguity within a document will be interpreted against the party drafting such document shall not apply.

      IN WITNESS WHEREOF, Seller and Buyer have caused this Asset Purchase Agreement to be executed as of the date first above written.

                                        DIGICORP


                                        By: /s/ Jay Rifkin
                                            ------------------------------------
                                            Name:  Jay Rifkin
                                            Title: President and CEO


                                            /s/ Matthew B. Stuart
                                            ------------------------------------
                                            MATTHEW B. STUART IV

                                  SCHEDULE 1.3

                      Matthew B. Stuart IV - 40,000 shares

                        Edwin L. Guardado- 45,000 shares

                           Ziba Wagner - 15,000 shares

                                    EXHIBIT A

                                  DOMAIN NAMES

                                 Perreoradio.com

                                 Radioperreo.com

                                Perreomobile.com

                                  Perreotv.com

                                 Puroperreo.com

                                Puroreggaeton.com

                               Purosandungueo.com

                               Sandungueoradio.com

                                Machetemusic.net

                                Machetemusic.org

                                Machetemusica.com

                                Musicamachete.com

                                    Exhibit B
                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) ten thousand (10,000) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until one (1) year after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: 2/7, 2006
                                        Signature


                                        /s/ Matthew B. Stuart IV
                                        -------------------------------
                                        Matthew B. Stuart IV

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number

                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) ten thousand (10,000) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until two (2) years after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: 2/7, 2006
                                        Signature


                                        /s/ Matthew B. Stuart IV
                                        -------------------------------
                                        Matthew B. Stuart IV

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number

                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) twenty thousand (20,000) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until three (3) years after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: 2/7, 2006
                                        Signature


                                        /s/ Matthew B. Stuart IV
                                        -------------------------------
                                        Matthew B. Stuart IV

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number

                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) eleven thousand two hundred fifty (11,250) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until one (1) year after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: Feb. 7, 2006
                                        Signature


                                        /s/ Edwin L. Guardado
                                        -------------------------------
                                        Edwin L. Guardado

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number

                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) eleven thousand two hundred fifty (11,250) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until two (2) years after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: Feb. 7, 2006
                                        Signature


                                        /s/ Edwin L. Guardado
                                        -------------------------------
                                        Edwin L. Guardado

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number

                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) twenty-two thousand five hundred (22,500) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until three (3) years after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: Feb. 7, 2006
                                        Signature


                                        /s/ Edwin L. Guardado
                                        -------------------------------
                                        Edwin L. Guardado

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number

                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) three thousand seven hundred fifty (3,750) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until one (1) year after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: ________, 2006
                                        Signature



                                        -------------------------------
                                        Ziba Wagner

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number

                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) three thousand seven hundred fifty (3,750) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until two (2) years after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: ________, 2006
                                        Signature



                                        -------------------------------
                                        Ziba Wagner

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number

                                Lock-Up Agreement

      Pursuant to Section 1.3 of that certain Asset Purchase Agreement dated February 7, 2006 by and between Digicorp, a Utah corporation, and Matthew B. Stuart IV a/k/a Ameno (the "Asset Purchase Agreement"), the undersigned hereby agrees that he will not, directly or indirectly, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of (other than to donees who agree to be similarly bound) seven thousand five hundred (7,500) shares of Digicorp's common stock issued to the undersigned pursuant to the Asset Purchase Agreement until three (3) years after the Closing Date (as defined in the Asset Purchase Agreement) without the prior written consent of Digicorp.

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of stop-transfer orders with the transfer agent of the securities of Digicorp with respect to the above referenced shares registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: ________, 2006
                                        Signature



                                        -------------------------------
                                        Ziba Wagner

                                        _______________________________
                                        _______________________________
                                        _______________________________
                                        Address

                                        _______________________________
                                        Print Social Security Number
                                        or Taxpayer I.D. Number